                                                                    Exhibit 10.2

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                            PERSONAL AND CONFIDENTIAL
                            -------------------------

                      2004 MKS MANAGEMENT INCENTIVE PROGRAM
                                    [FORM OF]
                PRO FORMA PRE-TAX EARNINGS PER SHARE (EPS) TABLE
                            (JANUARY 1 - DECEMBER 31)

YOUR TARGET BONUS UNDER THE 2004 MKS MANAGEMENT INCENTIVE PLAN IS ___%(1) OF YOUR BASE EARNINGS. THE PAYOUT OF YOUR BONUS WILL BE ACHIEVED ACCORDING TO THE SCHEDULE SHOWN IN THE CHART BELOW. FOR EXAMPLE, YOU WILL RECEIVE 50% OF YOUR TARGET BONUS IF OUR PRO FORMA PRE-TAX EPS REACHES $**, AND 100% OF YOUR TARGET BONUS IF OUR PRO FORMA PRE-TAX EPS REACHES $**. AT A PRO FORMA PRE-TAX EPS OF $** OR MORE, YOU WOULD RECEIVE 200% OF YOUR TARGET BONUS, WHICH WOULD RESULT IN THE PAYMENT OF A BONUS EQUAL TO ___%(2) OF YOUR 2004 BASE MKS EARNINGS.




      ------------------------- ---------------------
             Pro forma              % of Target
             Pre-Tax EPS            Bonus Earned
      ------------------------- ---------------------

      ------------------------- ---------------------
              < =$**                    0.0%
      ------------------------- ---------------------
                 $**                    5.0%
      ------------------------- ---------------------
                 $**                   10.0%
      ------------------------- ---------------------
                 $**                   25.0%
      ------------------------- ---------------------
                 $**                   35.0%
      ------------------------- ---------------------
                 $**                   50.0%
      ------------------------- ---------------------
                 $**                   60.0%
      ------------------------- ---------------------
                 $**                   75.0%
      ------------------------- ---------------------
                 $**                   85.0%
      ------------------------- ---------------------
                 $**                  100.0%
      ------------------------- ---------------------
                 $**                  125.0%
      ------------------------- ---------------------
                 $**                  150.0%
      ------------------------- ---------------------
                 $**                  175.0%
      ------------------------- ---------------------
               >=$**                    200%
      ------------------------- ---------------------



THIS INFORMATION IS EXTREMELY CONFIDENTIAL AND SHOULD BE        [MKS
TREATED AS SUCH. YOU SHOULD NOT DIVULGE THIS INFORMATION        LOGO]
INSIDE OR OUTSIDE OF MKS INSTRUMENTS, INC.

- -----------------

(1) TARGET BONUS FOR JOHN BERTUCCI IS 75% OF BASE EARNINGS; FOR LEO BERLINGHIERI IT IS 60% OF BASE EARNINGS; FOR JERRY COLLELLA AND JOHN SMITH IT IS 50% OF BASE EARNINGS; FOR ROBERT KLIMM, RONALD WEIGNER, WILLIAM STEWART IT IS 40% OF BASE EARNINGS.

(2) THIS NUMBER IS DOUBLE THE NUMBER SET FORTH IN THE PARAGRAPH ABOVE WITH RESPECT TO EACH OF THE EXECUTIVE OFFICERS.